UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.__)

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Filed by a Party other than the Registrant	☐

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WOLVERINE TUBE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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200 Clinton Avenue, Suite 1000
Huntsville, Alabama 35801

January 12, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Wolverine Tube, Inc. on Tuesday, February 2, 2010 at 10:00 a.m., local time, at the Sheraton Meadowlands Hotel and Conference Center, 2 Meadowlands Plaza, East Rutherford, New Jersey 07073. We hope that many of Wolverine’s stockholders will be able to attend the meeting and we look forward to greeting those in attendance.

The notice of annual meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

It is important that your shares be represented at this meeting. Whether or not you plan to attend in person, you are requested to indicate your vote, sign, date, and promptly return the enclosed proxy in the envelope provided.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Wolverine. The Board of Directors and the management team look forward to seeing you at the meeting.

Sincerely,

Steven S. Elbaum
Board of Directors, Chairman

Harold M. Karp
President and Chief Operating Officer

200 Clinton Avenue, Suite 1000
Huntsville, Alabama 35801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 2, 2010

To the Stockholders:

Please take notice that the Annual Meeting of Stockholders of Wolverine Tube, Inc., a Delaware corporation, will be held on Tuesday, February 2, 2010 at 10:00 a.m., local time, at the Sheraton Meadowlands Hotel and Conference Center, 2 Meadowlands Plaza, East Rutherford, New Jersey, 07073, for the following purposes:

1.	To elect new directors to serve for a term expiring at the next annual meeting of stockholders.
2.	To ratify the appointment of Crowe Horwath, LLP as the independent auditors of Wolverine for the fiscal year ending December 31, 2009.
3.	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on December 8, 2009 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

By Order of the Board of Directors

David A. Owen, Secretary

Huntsville, Alabama
January 12, 2009

IMPORTANT: Please fill in, date, sign and mail promptly the enclosed proxy in the postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may vote in person if you wish to do so even though you have already sent in your proxy.

200 Clinton Avenue, Suite 1000
Huntsville, Alabama 35801

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
OF
WOLVERINE TUBE, INC.

This Proxy Statement is furnished in connection with the solicitation by Wolverine Tube, Inc. (“Wolverine”) of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday February 2, 2010, at 10:00 a.m., local time, at the Sheraton Meadowlands Hotel and Conference Center, 2 Meadowlands Plaza, East Rutherford, New Jersey 07073, or at any adjournment thereof.

Wolverine is not subject to the filing requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 and is not required to file a proxy statement for its meetings of stockholders. Wolverine voluntarily files periodic reports at the Securities and Exchange Commission (“SEC”) pursuant to indenture requirements. See “Information Incorporated by Reference.”

INFORMATION CONCERNING THE SOLICITATION AND VOTING

General

Our principal executive offices are located at 200 Clinton Avenue West, Suite 1000, Huntsville, Alabama 35801. Our telephone number is (256) 890-0460. The date of this Proxy Statement is January 12, 2010, the approximate date on which this Proxy Statement and the accompanying Proxy are first being sent or given to stockholders entitled to vote at the meeting.

This solicitation of proxies is made on behalf of the Board of Directors (the “Board”) and the associated cost will be borne by Wolverine. In addition to solicitation by mail, we may use the services of our directors, officers and others to solicit proxies, personally or by telephone. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket and clerical expenses incurred by them.

Record Date, Voting and Revocability of Proxies

We had outstanding on December 8, 2009 (the “Record Date”), 40,630,230 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and 54,494 shares of Series A Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”) and 10,000 shares of Series B Convertible Preferred Stock par value $1.00 per share (the “Series B Preferred Stock”), all of which are entitled to vote on all matters to be acted upon at the meeting. Our By-laws provide that the holders of a majority of the shares issued and outstanding, present in person or represented by proxy and entitled to vote at the meeting, will constitute a quorum for the transaction of business. Each stockholder of Common Stock is entitled to one vote for each share of Common Stock held on the Record Date. Each holder of Series A Preferred Stock and Series B Preferred Stock will vote with the Common Stock on an as-converted basis on all matters. The Series A Preferred Stock and Series B Preferred Stock stockholders have a contractual right to designate a majority of our Board. Each share of Series A Preferred Stock and Series B Preferred Stock is convertible, at the option of the holders, into a number of shares of our Common Stock equal to $1,000 divided by the conversion price of $1.10 per share, subject to customary anti-dilution adjustments. If no instructions are given on the executed Proxy, the Proxy will be voted for all nominees and in favor of all proposals described herein. In addition, by submitting the Proxy, the stockholder authorizes the persons named on the Proxy to use their discretion in voting on any other matter brought before the Annual Meeting. As of the date of this Proxy Statement, we do not know of any other business to be considered at the Annual Meeting.

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required for approval of all items being submitted to the stockholders for their consideration, other than the election of directors, which is determined by a plurality. An automated system administered by the transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. Neither abstentions nor broker non-votes are counted in tabulations of the votes cast for purposes of determining whether a proposal has been approved.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by filing with our Secretary a written notice revoking it, by presenting at the meeting a duly executed proxy bearing a later date or by attending the meeting and voting in person.

As of the Record Date, December 8, 2009, the directors and executive officers of Wolverine, as a group, beneficially owned 1,335,831 shares of common stock. In addition, the holders of the Series A and Series B Convertible Preferred Stock owned, on an as-converted basis voting with the common stock, 62.3% of the voting power of the common stock.

INFORMATION INCORPORATED BY REFERENCE

We file (or furnish) certain periodic reports as a voluntary filer with the SEC that contain information about Wolverine. During 2009 we have filed (or furnished in the case of Form 8-Ks filed pursuant to Sections 2.02 or 7.01) the following reports:

•	Annual Report on Form 10-K for the fiscal year ending December 31, 2008 (as amended by Form 10-K/As filed on July 8, 2009, July 30, 2009, and December 29, 2009);
•	Quarterly Reports on Form 10-Q for the quarters ended April 5, 2009, July 5, 2009 and October 4, 2009; and
•	Current Reports on Form 8-K dated February 26, 2009, March 23, 2009, March 25, 2009, April 2, 2009, April 15, 2009, April 21, 2009, May 4, 2009, July 24, 2009, July 27, 2009 (as amended by Form 8-K/A filed on July 30, 2009), August 26, 2009, and December 28, 2009.

We will provide without charge to each person to whom this Proxy Statement is delivered, upon written or oral request, a copy of these periodic reports. Requests should be directed to David Owen, Wolverine Tube, Inc., 200 Clinton Avenue West, Suite 1000, Huntsville, Alabama 35801, (256) 890-0460 or david.owen@ wlv.com. In addition, our Form 10-K is available on our website at www.wlv.com. The information found on our website and on websites linked to it is not incorporated into or made a part of this Proxy Statement. The SEC also maintains an Internet website that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR) system. The address of this site is http://www.sec.gov.

PROPOSAL ONE — ELECTION OF DIRECTORS

The Board has nominated Steven S. Elbaum, William F. Evans, Keith A. Carter, John L. Duncan, K. Mitchell Posner, David M. Gilchrist, Jr. and Alan Kestenbaum to be elected as directors, each for a term expiring upon the date of the next annual meeting of stockholders. If elected, each nominee will hold office until his term expires and until his successor is elected and qualified. The Board knows of no reason why these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other persons for director as the Board may recommend in the place of such nominee.

THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF
THE NOMINEES LISTED BELOW

Information Regarding Nominees

Our Restated Certificate of Incorporation provides for a Board comprised of between six and fifteen directors for a term expiring at the annual meeting of stockholders held in the year following the year of their election. However, pursuant to the terms of that certain Preferred Stock Purchase Agreement described under the heading “The Director Nomination Process” below, the Board is currently limited to a maximum of seven directors. Directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

The Board approved a limited waiver of the Company’s Bylaws in order to permit Mr. Duncan to stand for reelection as a director at this Annual Meeting. Section 10(c) of the Bylaws prohibits any person or current director who attains the age of 70 from standing for either election or reelection as a director. Mr. Duncan has served for over fourteen years on the Board. In 2004, the Board approved a similar limited waiver of the Company’s Bylaws in order to permit Mr. Duncan to stand for reelection and extend his term until 2007. The Board has since approved a similar limited waiver in order to permit Mr. Duncan to stand for reelection and extend his term until 2010. The Board believes that Mr. Duncan’s valuable experience, industry contacts and thorough knowledge of the Company have benefited the Company and its stockholders throughout his tenure, and that it is in the best interest of the Company for Mr. Duncan to continue his service for another term notwithstanding his age. Consequently, the Board has waived the application of Section 10(c) of the Bylaws solely to permit Mr. Duncan to stand for reelection at this Annual Meeting. Section 10(c) otherwise remains in full force and effect as to all directors and other persons.

Plainfield Special Situations Master Fund Limited, a fund managed by Plainfield Asset Management LLC (“Plainfield”) and The Alpine Group, Inc. (“Alpine”) entered into a definitive investment agreement with Wolverine (the “Preferred Stock Purchase Agreement”), pursuant to which Alpine and Plainfield have the right to designate an aggregate of four nominees to serve as Board members (each such designee, a “Purchaser Designee”). Pursuant to the Preferred Stock Purchase Agreement, the Company agrees to take all actions within its authority to: (i) cause each Purchaser Designee to be appointed to the Board, (ii) thereafter to cause the nomination of each Purchaser Designee in connection with any subsequent proxy statement pursuant to which the Company intends to solicit stockholders with respect to the election of directors, (iii) recommend in connection with any subsequent proxy statement that stockholders of the Company vote for the election of each of the Purchaser Designees, (iv) elect each Purchaser Designee to all committees of the Board, provided that each Purchaser Designee meet the applicable membership requirements of the Securities and Exchange Commission, (v) provide the same compensation (subject to exception as stated in the Management Agreement between the Company and Alpine dated as of February 16, 2007) and rights and benefits of indemnity to the Purchaser Designees once they become directors as are provided to other non-Employee directors, and (vi) use its commercially reasonable efforts to ensure that at least four Purchaser Designees remain on the Board at all times. Messrs. Elbaum, Carter, Posner and Kestenbaum are the Purchaser Designees. Brett A. Young was a Purchaser Designee from February 24, 2007 to December 31, 2009. Keith A. Carter replaced Mr. Young as a Purchaser Designee on January 1, 2010.

If the following directors are elected at the Annual Meeting, Steven S. Elbaum, William F. Evans, Keith Carter, John L. Duncan, K. Mitchell Posner, David M. Gilchrist, Jr. and Alan Kestenbaum will serve until their terms expire at the next annual meeting and their successors are duly elected and qualified.

Director	Age	Principal Occupation During the Past Five Years
Steven S. Elbaum	61	Chairman of the Board. Mr. Elbaum has served as the Director of Wolverine since February 24, 2007. Mr. Elbaum has served as Chairman and Chief Executive Officer of The Alpine Group, Inc., a publicly traded holding company, engaged in the investment and/or acquisition and operation of industrial companies, since June 1984. Mr. Elbaum serves as Chairman of Synergy Cables Ltd., an Israel based, publicly traded wire and cable manufacturer. Mr. Elbaum also serves on the board of directors of Spherion Corporation, a publicly traded provider of staffing, recruiting and workforce solutions, since May 1996.
John L. Duncan	76	Director and Audit Committee Member. Mr. Duncan has been a Director of Wolverine since December 1993 and served as Chairman of the Board from June 2006 until February 2007. Mr. Duncan has been retired since October 2002.
William F. Evans	61	Director and Audit Committee Chairman. Mr. Evans has been a Director of Wolverine and Chair of the Audit Committee of Wolverine since April 2008. From 2002 until 2007, Mr. Evans served as the Executive Vice President and Chief Financial Officer of Witness Systems, Inc., a public software company based in Roswell, Georgia. Mr. Evans is currently a member of the Board of Directors of Spherion Corp., a publicly traded provider of staffing, recruiting and workforce solutions. Mr. Evans is also on the Board of Directors of two private companies, SecureWorks, Inc. and Tatum LLC.
David M. Gilchrist	60	Director and Compensation Committee Chairman. Mr. Gilchrist has been a Director of Wolverine since October 2005. Mr. Gilchrist is Chief Executive Officer of RF Holdings, Inc. in Memphis, Tennessee, a company headquartered in St. Louis, Missouri. Prior to this position, Mr. Gilchrist was President and Chief Executive Officer of Siegel-Robert, Inc. from February 23, 2007 to June 23, 2008 at which time the company went through reorganization and changed its name to Robert Family Holdings, Inc. (“RF Holdings, Inc.”). The company remains headquartered in St. Louis, Missouri. RF Holdings, Inc., a privately held company, is a manufacturer of products for the automotive, safety/air monitoring and semiconductor packaging industries. Mr. Gilchrist served as President and Chief Executive Officer of Jackson Products, Inc. from March 2003 until February 2007.

Director	Age	Principal Occupation During the Past Five Years
K. Mitchell Posner	59	Director and Compensation Committee Member. Mr. Posner has served as a Director of Wolverine since February 24, 2007. Mr. Posner is the Executive Vice President of The Alpine Group, Inc., a publicly traded holding company, engaged in the investment and/or acquisition and operation of industrial companies. Prior to joining Alpine in 2003, Mr. Posner was the Managing Director of Investment Planning for UBS Global Asset Management (“UBS”), one of the world’s largest money managers.
Alan Kestenbaum	48	Director and Compensation Committee Member. Mr. Kestenbaum has served as a Director of Wolverine since February 24, 2007. Mr. Kestenbaum has been Chief Executive Officer and Director of International Metal Enterprises, Inc. since December 23, 2004 and serves as principal financial and accounting officer. Mr. Kestenbaum has been Executive Vice President and Director of Marco and Marco Hi-Tech JV LLC, a raw material and ingredient distribution company serving the pharmaceutical and dietary supplement industry since 2003. Mr. Kestenbaum founded and has been the Chief Executive Officer of Marco International Corp., an international finance and trading company specializing in metals, minerals and raw materials since 1985. From June 1999 to June 2001, Mr. Kestenbaum served as the Chief Executive Officer of Aluminium.com, a provider of on-line metal trading services. He has been Chairman of the Board of Globe Metallurgical, Inc. since 2004.
Keith A. Carter	37	Mr. Carter currently serves as Senior Vice President of Plainfield Asset Management LLC. Prior to joining Plainfield in 2006, Mr. Carter was Vice President of Briscoe Capital Management LLC, the investment sub-advisor to the Fairfield Briscoe Senior Capital Fund, a hedge fund affiliated with the Fairfield Greenwich Group, focused on non-investment grade leveraged loans to companies owned by financial sponsors. From 2001 to 2005, Mr. Carter was an Associate at Heartland Industrial Partners, a private equity fund in Greenwich, CT specializing in industrial investments.

Board Meetings and Committees

Board of Directors

During 2009, the Board held ten (10) meetings. Each of the directors attended at least 75% of those meetings.

Compensation Committee

Messrs. Posner, Kestenbaum and Gilchrist serve as members of the Compensation Committee. The primary purposes of the Compensation Committee are to conduct reviews of the Company’s general executive compensation policies and strategies and to oversee and evaluate the Company’s overall compensation structure and programs. The Board has determined that Mr. Gilchrist, but not Messrs. Posner and Kestenbaum, was independent within the meaning of the listing standards of the New York Stock Exchange. The Compensation Committee held two (2) meetings during 2009.

Members of the Compensation Committee also conducted a number of telephone conferences during 2009 for which the members were not compensated, for the purpose of updating the members on various issues during the year.

Audit Committee

During 2009, Messrs. Evans, Duncan, and Young served as members of the Audit Committee. The Audit Committee of the Board is responsible for providing independent, objective oversight of Wolverine’s accounting functions and internal controls and procedures. The Board has determined that each member of the Audit committee has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Mr. Evans is chairperson of the Audit Committee and is a financial expert and each member is financially literate within the meaning of Securities and Exchange Commission (“SEC”) regulations. Messrs. Duncan and Evans, but not Mr. Young, are independent within the meaning of the listing standards of the New York Stock Exchange. The Audit Committee held six (6) meetings during 2009.

Corporate Nominating and Governance Committee

Effective March 13, 2007, the Corporate Nominating and Governance Committee was eliminated and the entire Board began to provide the nominating and governance functions that were otherwise performed by such committee. The Board is responsible for developing policies and practices relating to corporate governance and fostering a climate of respect, trust, and candor. In addition, the Board identifies candidates for the Board. The Board also ensures the performance of the Board’s and each committee’s self-evaluation.

Independence

The Board has affirmatively determined that, of the directors serving during 2009, Messrs. Gilchrist, Duncan and Evans were independent of Wolverine and its management under the listing standards of the New York Stock Exchange (which are not otherwise applicable to Wolverine) and that Messrs. Elbaum, Young, Posner and Kestenbaum were not independent. Currently, Messrs. Duncan, Gilchrist and Evans are considered to be independent under the listing standards of the New York Stock Exchange. Messrs Elbaum, Posner, Young and Kestenbaum are considered not independent by virtue of certain related party transactions as set forth herein between the Company, Alpine, Plainfield and Alkest.

Communications to the Board of Directors and the Committees

Stockholders and other parties interested in communicating directly to the Board, any committee, or any directors may do so by writing to the address listed below. All communications will be forwarded directly to the addressee.

Wolverine Tube, Inc.
200 Clinton Avenue, Suite 1000
Huntsville, AL 35801
Attn: David Owen

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board has selected Crowe Horwath, LLP as our independent auditors for the fiscal year ending December 31, 2009, and recommends that the stockholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Board feels that such a change would be in the best interests of Wolverine and its stockholders. Representatives of the firm of Crowe Horwath LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and be available to respond to appropriate questions.

OTHER BUSINESS

Wolverine knows of no other matters to be submitted for approval at the Annual Meeting. By submitting the Proxy, the stockholder authorizes the persons named on the Proxy to use their discretion in voting on any matter brought before the Annual Meeting.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

In accordance with our By-laws, any stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders or may bring a proposal directly before the 2011 Annual Meeting of Stockholders if the stockholder (a) is a stockholder of record entitled to vote at the annual meeting and (b) timely submits proper written notice, containing the information and consents required by our By-laws, to our Secretary. In order to be timely, notice of the proposal must be delivered to or received at our principal executive offices not less than 60 calendar days prior to the annual meeting. In the event that we do not publicly announce the date of the annual meeting at least 75 calendar days prior to the date of the annual meeting, notice by the stockholder is timely if received no later than the close of business on the tenth calendar day following the day on which public announcement is first made of the date of the annual meeting.

By Order of the Board of Directors

Steven S. Elbaum
Board of Directors, Chairman

0

WOLVERINE TUBE, INC.

200 CLINTON AVENUE WEST, SUITE 1000, HUNTSVILLE, ALABAMA 35801

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Wolverine Tube, Inc. (the "Company") hereby appoints David A. Owen or such other persons as the Board of Directors of the Company may designate, with full power of substitution, as Proxies of the undersigned, and hereby authorizes them to represent and to vote and act for the undersigned, at the Annual Meeting of Stockholders of the Company to be held on Tuesday, February 2, 2010 at 10:00 a.m. local time, at the Sheraton Meadowlands Hotel and Conference Center, 2 Meadowlands Plaza, East Rutherford, New Jersey 07073, and at any adjournment or postponement thereof, according to the number of votes which the undersigned is now, or may then be, entitled to cast. This proxy revokes all prior proxies given by the undersigned with respect to the matters covered hereby. The undersigned acknowledges receipt of the Proxy Statement, dated January 12, 2010, and the related Notice of Annual Meeting of Stockholders. The Board of Directors recommends that you vote FOR the following proposals.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

WOLVERINE TUBE, INC.

February 2, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at - {Insert web address where material will be hosted}

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730000000000000000 5 020210

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Keith A. Carter
- ○ John L. Duncan
- ○ Steven S. Elbaum
- ○ William F. Evans
- ○ David M. Gilchrist, Jr.
- ○ Alan Kestenbaum
- ○ K. Mitchell Posner

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratify the appointment of Crowe Horwath LLP as the independent auditors of the Company for the fiscal year ending December 31, 2009.	☐	☐	☐

3. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, to vote for the election of any person as a director should any person named in the proxy statement to be elected be unable to serve or for good cause cannot serve and to vote upon matters incident to the conduct of the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER AND AT THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS RESPECTING PROPOSAL 3 ABOVE.

PLEASE MARK, DATE AND SIGN YOUR NAME AS IT APPEARS ON THIS CARD AND RETURN IN THE ENCLOSED ENVELOPE

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.